AUXIER FOCUS FUND

INSTITUTIONAL SHARES (AUXIX)
INVESTOR SHARES (AUXFX)
A SHARES (AUXAX)
PROSPECTUS
April 9, 2012

INVESTMENT OBJECTIVE:

Long-term capital appreciation

Investment Adviser:
Auxier Asset Management LLC
5285 Meadows Road, Suite 333
Lake Oswego, Oregon 97035-3227

Account Information and Shareholder Services:
P.O. Box 588
Portland, Maine 04112
(877) 3-AUXIER (toll free)
(877) 328-9437 (toll free)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Auxier Focus Fund - Institutional Shares, Investor Shares and A Shares

Investment Objective

The investment objective of the Auxier Focus Fund (the "Fund") is to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund's A Shares. More information about these and other discounts is available from your financial professional and in "Reduced Sales Charges - A Shares" on page 16 of the Fund's prospectus

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	A Shares
Maximum Sales Charge (Load) Imposed on Purchases of Less Than $1 million (as a percentage of the offering price)	None	None	5.75%
Maximum Contingent Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase, if applicable)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses(4) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.22%(2)	0.32%	0.35%
Total Annual Fund Operating Expenses	1.22%	1.32%	1.60%
Fee Reduction and/or Expense Reimbursement(3)	(0.12)%	(0.07)%	(0.35)%
Net Annual Fund Operating Expenses	1.10%	1.25%	1.25%

(1)Applied to purchases not subject to an initial sales charge and redeemed less than one year after purchase.

(2)"Other expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(3)Auxier Asset Management LLC (the "Adviser") has contractually agreed to reduce a portion of its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, and borrowing costs including interest and dividend expenses on short sales) of Institutional Shares to 1.10% and Investor Shares and A Shares to 1.25% through October 31, 2015 ("Expense Cap"). The Expense Cap may be changed or eliminated at any time, only with the consent of the Board of Trustees. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply.

(4)Expense information for Investor Shares and A Shares has been restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 112	$ 350	$ 634	$ 1,444
Investor Shares	$ 127	$ 397	$ 702	$ 1,571
A Shares	$ 695	$ 949	$ 1,297	$ 2,277

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate for the Fund's most recent semi-annual period ended December 31, 2011 was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Adviser believes offer growth opportunities at a reasonable price. The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending upon the economic environment and judgment of the Adviser, may invest in either growth companies or value companies to the exclusion of the other.

Although the Fund may invest in companies of any size capitalization, the Fund intends to focus its investments in the equity securities of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $1 billion at the time of investment). Certain sectors of the market are likely to be overweighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value. The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts ("ADRs").

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company's debt securities offer more potential for long-term total return with less risk than an investment in the company's equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities ("junk bonds") rated at the time of purchase BB/Ba or lower by Standard & Poor's or Moody's or unrated but determined to be of comparable quality by the Adviser.

The Fund also may invest up to 25% of its net assets in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian Government and its governmental agencies.

The Fund may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security, provides the lender collateral which is marked-to-market in an amount equal to the value of the security borrowed, and assumes an obligation to the lender to deliver the identical security at a certain time in the future. A short sale is against-the-box to the extent that the seller contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund engages in short sales against-the-box, it simultaneously holds a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the borrowed security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The Fund will not make short sales if, as a result, more than 20% of the Fund's net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser's research indicates that there has been a deterioration in the company's fundamentals, such as changes in the company's competitive position or a lack of management focus.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. ADRs may not track the price of the underlying securities, and their value may change materially at times when the U.S. markets are not open for trading.

Below-Investment Grade Securities Risk. Investments in below-investment grade fixed-income securities, "high yield securities" or "junk bonds," are generally more speculative than investment grade fixed-income securities and have a greater risk of default. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value.

Equity Risk. The Fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which directly relate to the issuer of a security.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer's credit rating may cause an increase in investment risk and price volatility.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest.

Foreign Investments Risk. Foreign investments are subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer.

Growth Company Risk. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objectives.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies.

Sector Risk. The Fund's portfolio investments may be more heavily weighted in one or more sectors or industries. Negative developments affecting those sectors or industries may result in greater market risk to the Fund than a fund that is not weighted in those sectors or industries.

Short Selling Risk. The Fund may engage in short sales of securities only against the box by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. The Fund's use of short sales also may involve additional transactions costs and other expenses, and may increase volatility and decrease liquidity of the Fund.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Performance Information

The following chart illustrates the variability of the Investor Shares' returns as of December 31, 2011. The returns for the A Shares and the Institutional Shares will vary from the returns of the Investor Shares as a result of the differences in expenses applicable to each class. Because the A Shares have higher expenses than the Investor Shares, the performance of the A Shares would be lower than the performance that the Investor Shares realized for the same period. Because the Investor Shares have higher expenses than the Institutional Shares, the performance of the Investor Shares would be lower than the performance that the Institutional Shares realized for the same period. The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund's average annual returns for one, five, and ten years compare to the Standard & Poor's 500 Index (the "S&P 500 Index"). Updated performance information is available at www.auxierasset.com or by calling (877) 3-AUXIER or (877) 328-9437 (toll free).

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund") on December 10, 2004. The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund. The performance of the Fund's Investor Shares for the period prior to December 10, 2004 is that of the Predecessor Fund. The net expenses of the Fund's Investor Shares are the same as the net expenses of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period shown, the highest return for a quarter was 15.64% for the quarter ended June 30, 2003, and the lowest return was -14.65% for the quarter ended December 31, 2008.

Average Annual Total Returns(1)
(For the periods ended December 31, 2011)

	1 Year	5 Year	10 Year
A Shares - Return Before Taxes	-0.50%	1.73%	5.24%(2)
Investor Shares - Return Before Taxes	5.57%	2.96%	5.87%
Investor Shares - Return After Taxes on Distributions	5.17%	2.47%	5.31%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	4.15%	2.46%	4.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

(1)As of the date of this Prospectus the Institutional Shares had not commenced operations.

(2)A Shares commenced operations on July 8, 2005. Performance for the 10-year period is a blended average annual return which includes the returns of Investor Shares (inception date July 9, 1999) prior to the commencement of operations of A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser. Auxier Asset Management LLC is the Fund's investment adviser.

Portfolio Manager. J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Auxier has served as portfolio manager of the Fund since its inception in 1999.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange ("NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 3-AUXIER or (877) 328-9437 (toll free) or writing to the Fund at Auxier Focus Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$250,000	None
Retirement Accounts	$250,000	None
Investor Shares
Standard Accounts	$5,000	$50
Retirement Accounts	$3,000	$50
A Shares
Standard Accounts	$2,000	$50
Retirement Accounts	$2,000	$50

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Details Regarding Principal Investment Strategies And Risks

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Growth Companies are companies that have exhibited an above average participation in expanding markets, increase in earnings over the past few years and that have strong and sustainable earnings prospects.

Value Companies are companies which the Adviser believes are undervalued relative to assets, earnings, growth potential or cash flows.

Market Capitalization means the total value of all of a company's common stock in the stock market based on the stock's market price.

The investment objective of the Fund is to provide long-term capital appreciation. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Adviser believes offer growth opportunities at a reasonable price. The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending upon the economic environment and judgment of the Adviser, may invest in either growth companies or value companies to the exclusion of the other. The Adviser's assessment of a security's growth prospects and value (price) is based on several criteria, including:

•price to earnings
•price to cash flow
•rate of earnings growth
•consistency in past operating results
•quality of management, based on the Adviser's research
•present and projected industry position, based on the Adviser's research

The Adviser's research includes review of public information (such as annual reports); discussions with management, suppliers and competitors; and attending industry conferences.

Although the Fund may invest in companies of any size capitalization, the Fund intends to focus its investments in the equity securities of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $1 billion at the time of investment).

Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value, which, in the Adviser's opinion, will be leaders in the U.S. economy. The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including ADRs. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in a trust by a domestic bank or similar financial institution. ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company's debt securities offer more potential for long-term total return with less risk than an investment in the company's equity securities. The Fund may invest up to 25% of its net assets in securities rated at the time of purchase BB/Ba or lower by Standard & Poor's or Moody's ("junk bonds") or unrated but determined to be of comparable quality by the Adviser. The Fund may hold securities that are further downgraded and would no longer qualify for initial investment.

The Fund also may invest up to 25% of its net assets in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian Government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities issuers, though chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales against-the-box. In a short sale, the seller sells a borrowed security, provides the lender collateral which is marked-to-market in an amount equal to the value of the security borrowed, and assumes an obligation to the lender to deliver the identical security at a certain time in the future. A short sale is against-the-box to the extent that the seller contemporaneously owns, or has the right to obtain, securities identical to those sold short. When the Fund engages in short sales against-the-box, it simultaneously holds a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the borrowed security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The Fund will not make short sales if, as a result, more than 20% of the Fund's net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser's research indicates that there has been a deterioration in the company's fundamentals, such as changes in the company's competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company's financial condition, including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Investment Risks

The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADR Risk. The Fund may invest in ADRs. ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

Below-Investment Grade Securities Risk. Investments in below-investment grade fixed-income securities, "high yield securities" or "junk bonds," are generally more speculative than investment grade fixed-income securities and have a greater risk of default. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer's ability to repay principal and interest. If an issuer of a below-investment grade fixed-income security defaults, the security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

Equity Risk. The Fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities whose value depends generally on the issuers' credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security's credit rating declines, which can cause the price of fixed-income securities to go down.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Foreign Investments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

Growth Company Risk. The Fund may invest in growth securities that are susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may entail greater risks and its securities' prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of mid capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the mid sized companies in which the Fund invests and as a result the Fund could underperform the general market. Mid sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. The smaller the company, the greater effect these risks may have on the company's operations and performance which could have a significant impact on the price of the security.

Sector Risk. The Fund's portfolio investments may be more heavily weighted in one or more sectors or industries. Negative developments affecting those sectors or industries, such as adverse economic, political or regulatory events, may result in greater market risk and potential losses to the Fund than a fund that is not weighted in those sectors or industries.

Short Selling Risk. The Fund may engage in short sales of securities only against the box by borrowing a security and then selling it. In a short sale against-the-box, the Fund agrees to deliver, at a future date, a security that it either currently owns or has the right to acquire at a pre-set price. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may increase the volatility and decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund's returns or result in a loss. In addition, there is no guarantee that the Fund will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a security.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The determination that the stock is undervalued is subjective, the market may not agree and the stock's price may not rise to what the Adviser believes is its full value. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Who May Want to Invest in the Fund

The Fund may be suitable for:

•Long-term investors seeking a fund with a growth investment strategy; or
•Investors who can tolerate the greater risks associated with common stock investments.

Management

The Auxier Focus Fund (the "Fund") is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Fund's website at www.auxierasset.com.

Investment Adviser

The Fund's Adviser is Auxier Asset Management LLC, 5285 Meadows Road, Suite 333, Lake Oswego, Oregon 97035-3227. As of January 1, 2012, the Adviser had $524 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund's average annual daily net assets under the terms of the Advisory Agreement.

The Adviser has contractually agreed to reduce its fee and/or reimburse the Fund's expenses to limit Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, and borrowing costs including interest and dividend expenses on short sales) of Institutional Shares, Investor Shares and A Shares to 1.10%, 1.25% and 1.25%, respectively, through October 31, 2015 ("Expense Cap"). The Expense Cap may be changed or eliminated at any time, only with the consent of the Board. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply. A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund's annual report for the period ending June 30, 2012.

Portfolio Manager

J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund. He has been Portfolio Manager of the Fund (including the Predecessor Fund) since its inception in 1999. He is a graduate of the University of Oregon and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company's Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the Adviser.

The Fund's SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Certain service providers may reduce all or a portion of their fees and may reimburse certain expenses of the Fund.

Your Account

How to Contact the Fund

E-mail the Fund at:
auxierasset.ta@atlanticfundservices.com

Website Address:
www.auxierasset.com

Telephone the Fund at:
(877) 328-9437 (toll free)

Write the Fund:
Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Auxier Focus Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (877) 3-AUXIER or (877) 328-9437 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations.

When and How NAV is Determined. Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class. Since the Fund may invest in securities that trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund's investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Fixed-income securities may be valued at prices supplied by the Fund's pricing agent based on broker- or dealer- supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, "financial intermediaries") to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day's NAV. To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI, which is available on the Fund's website at www.auxierasset.com.

Choosing a Share Class

The Fund offers three classes of shares: Institutional Shares, Investor Shares and A Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

Investor Shares. Investor Shares of the Fund are sold to retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Shares are sold without the imposition of initial sales charges and are not subject to a Rule 12b-1 fees. A lower minimum initial investment is accepted to purchase Investor Shares.

A Shares. A Shares of the Fund are sold to retail investors in the Fund through financial intermediaries. A Shares are sold with an initial sales charge of up to 5.75% and are subject to a Rule 12b-1 Distribution fee up to 0.25% of the Fund's average daily net assets. A lower minimum initial investment is accepted to purchase A Shares.

	Institutional Shares	Investor Shares	A Shares
Minimum Initial Investment	$250,000	$5,000	$2,000
Sales Charges	None	None	up to 5.75%
Rule 12b-1 Distribution Fees	None	None	up to 0.25%

Fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee structures and the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fees and Expense Table for the before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate to you.

Sales Charge Schedule

A Shares. A Shares are available through registered broker-dealers, investment advisers, banks and other financial institutions. A Shares are sold at the public offering price, which is the NAV per share plus any initial sales charge as described below. Unless waived or discounted, you pay an initial sales charge on purchases of A Shares. No sales charge is assessed on the reinvestment of A Shares' distributions.

Breakpoints. The Fund offers you the benefit of discounts on the sales charges that apply to purchases of A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your A Share investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints. Breakpoints allow larger investments in A Shares to be charged lower sales charges. If you invest $50,000 or more in A Shares of the Fund, then you are eligible for a reduced sales charge.

	Sales Charge (Load) as a % of:
Amount of Purchase	Public Offering Price	Net Amount Invested(1)	Dealer Reallowance %
$0 but less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.25%	4.44%	3.50%
$250,000 but less than $500,000	3.50%	3.63%	2.75%
$500,000 but less than $1,000,000	2.75%	2.83%	2.00%
$1,000,000 and up	0.00%	0.00%	0.00%(2)

(1)Rounded to the nearest one hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.

(2)You pay no initial sales charge on purchases of A Shares in the amount of $1 million or more, and on purchases made through certain intermediaries. On these purchases, brokers who initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of A Shares. A Shares are subject to a 12b-1 fee of 0.25% of the NAV. If you purchased your A Shares without a sales charge and you redeem your A Shares within 12 months of purchase, you will be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC"). Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Reduced Sales Charges - A Shares.You may qualify for a reduced initial sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of any other series of the Trust managed by the Adviser (as of the Fund's prior business day) and that were purchased previously for accounts (1) in your name, (2) in your spouse's name, (3) in the name of you and your spouse (4) in the name of your minor children under the age of 21, and (5) sharing the same mailing addresses ("Accounts").

To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding those Accounts:

•Information or records regarding A Shares held in all accounts in your name at the transfer agen
•Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and
•You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information.

The Fund may amend or terminate this right of accumulation at any time.

If you intend to purchase at least $50,000 of A Shares of the Fund, you may wish to complete the LOI section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any A Shares you purchase during the 13 months based on the total amount to be invested under the LOI. You can apply any investments you made in the Fund during the preceding 90-day period toward fulfillment of the LOI (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the LOI. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's transfer agent will hold such amount of shares in escrow. The transfer agent will credit the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Elimination of Initial Sales Charges - A Shares. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

•A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") or a plan operating consistent with Section 403(b) of the IRC
•Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
•Trustees and officer of the Trust, directors, officers and full-time employees of the Adviser, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; and
•Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts.

Purchases of A Shares in an amount equal to investments of $1 million or more are not subject to a initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase. In addition to the waivers previously discussed, purchases of A Shares in an amount less than $1 million may be eligible for a waiver of the sales charge if they are made through certain intermediaries, or by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations which have entered into service agreements with the Fund or a dealer agreement with the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization. The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule - A Shares. A CDSC may be assessed on redemptions of A Shares that were part of a purchases of $1 million or more. The CDSC is assessed as follows:

Redeemed Within	Sales Charge
First Year of Purchase	1.00%
Thereafter	0.00%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

CDSC Exempt Transactions. With respect to A Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on:

•Redemptions of shares acquired through the reinvestment of dividends and distributions;
•Involuntary redemptions by the Fund of a shareholder account with a low account balance;
•Involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;
•Redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability;
•Redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment,  or an excess contribution; and required distributions from an IRA or other retirement account after the accountholder reaches the age of 70½. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Auxier Focus Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Auxier Focus Fund." A $20 charge may be imposed on any returned checks.

ACH. Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$250,000	None
Retirement Accounts	$250,000	None
Investor Shares
Standard Accounts	$5,000	$50
Retirement Accounts	$3,000	$50
A Shares
Standard Accounts	$2,000	$50
Retirement Accounts	$2,000	$50

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of traditional or Roth IRAs in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.
By Check
•Call, write or e-mail the Fund or visit the Fund's website for an account application.
•Complete the application (and other required documents, if applicable).
•Mail the Fund your original application (and other required documents, if applicable) and a check.
By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.
By Wire
•Call, write or e-mail the Fund or visit the Fund's website for an account application.
•Complete the application (and other required documents, if applicable).
•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•Mail the Fund your original application (and other required documents, if applicable).
•Instruct your U.S. financial institution to wire money to the Fund.
By Wire •Instruct your U.S. financial institution to wire money to the Fund.

How to Open an Account	How to Add to Your Account
By ACH Payment (for Investor Shares only)
•Call, write or e-mail the Fund or visit the Fund's website for an account application.
•Complete the application (and other required documents, if applicable).
•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•Mail the Fund your original application (and other required documents, if applicable).
•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.
•ACH purchases are limited to $25,000 per day.

By ACH Payment (for Investor Shares only)
•Call the Fund to request a purchase by ACH payment.
•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.
•ACH Purchases are limited to $25,000 per day.

By Internet (for Investor Shares only)
•Access the Fund website.
•Complete the application online.
•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet (for Investor Shares only)
•Log on to your account from the Fund website.
•Select the "Purchase" option under the "Account Listing" menu.
•Follow the instructions provided.
•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $50 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (877) 3-AUXIER or (877) 328-9437 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The sale of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See "Selling Shares - Redemption Fee" for additional information.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares that you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

How to Sell Shares from Your Account
By Mail
•Prepare a written request including:
    •your name(s) and signature(s);
    •your account number;
    •the Fund name and class;
    •the dollar amount or number of shares you want to sell;
    •how and where to send the redemption proceeds;
    •a Medallion Signature Guarantee (if required); and
    •other documentation (if required).
•Mail the Fund your request and documentation.

By Telephone
•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•Provide the following information:
    •your account number;
    •the exact name(s) in which the account is registered; and
    •additional form of identification.
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal
•Complete the systematic withdrawal section of the application.
•Attach a voided check to your application.
•Mail the completed application to the Fund.
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet (for Investor Shares only)
•Log on to your account from the Fund website.
•Select the "Redemption" option under the "Account Listing" menu.
•Follow the instructions provided.
•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (877) 3-AUXIER or (877) 328-9437 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;
•changes to a shareholder's record name or account registration;
•paying redemption proceeds from an account for which the address has changed within the last 30 days;
•sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in the Fund within 180 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions are exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;
•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
•redemption of shares purchased through a dividend reinvestment program;
•redemption of shares pursuant to a systematic withdrawal plan;
•redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and
•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a fund's shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares	A Shares
Standard Accounts	$1,000	$1,000	$1,000
Retirement Accounts	$1,000	$1,000	$1,000

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of A Shares for distribution services and/or the servicing of shareholder accounts. Because the A Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to A Shares.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA or other retirement plan, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments. The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and net short-term capital gain are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis. A portion of the dividends paid by the Fund may be eligible for the dividends received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," which is taxable to individuals at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which might be a method other than average basis. If, however, the Fund's default method is average basis and a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the current requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether the shareholder had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

After December 31 of each year, the Fund will mail to the shareholders reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years and for the semi-annual period ended December 31, 2011, as required by Rule 3-18(c) of Regulation S-X. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the semi-annual period is unaudited, and is included in the Fund's semi-annual report to shareholders. The remaining information for the Fund has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's June 30, 2011 annual report, which is available upon request. The information for the fiscal years ended June 30, 2008 and earlier was audited by the Fund's previous independent registered public accounting firm. Information for the Institutional Shares is not available as the shares did not commence operations until April 9, 2012.

	For the Six Months Ended December 31, 2011	For the Years Ended June 30,
		2011	2010	2009(a)	2008	2007
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$16.45	$13.49	$12.16	$14.22	$17.06	$14.76
INVESTMENT OPERATIONS
Net investment income (b)	0.09	0.26	0.32	0.19	0.18	0.38
Net realized and unrealized gain (loss)	(0.54)	3.00	1.27	(1.77)	(2.24)	2.66
Total from Investment Operations	(0.45)	3.26	1.59	(1.58)	(2.06)	3.04

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.29)	(0.26)	(0.16)	(0.31)	(0.27)
Net realized gain	(0.23)	(0.01)	—	(0.32)	(0.47)	(0.47)
Total Distributions to Shareholders	(0.39)	(0.30)	(0.26)	(0.48)	(0.78)	(0.74)
REDEMPTION FEES (b)	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
NET ASSET VALUE, End of Period	$15.61	$16.45	$13.49	$12.16	$14.22	$17.06
TOTAL RETURN	(2.64)%(d)	24.35%	12.99%	(10.92)%	(12.56)%	21.11%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$203,774	$163,699	$100,712	$84,660	$103,664	$116,774
Ratios to Average Net Assets:
Net investment income	1.16%(e)	1.68%	2.29%	1.53%	1.10%	2.40%
Net expense	1.25%(e)	1.25%	1.30%	1.35%	1.35%	1.35%
Gross expense (f)	1.25%(e)	1.25%	1.30%	1.35%	1.36%	1.36%
PORTFOLIO TURNOVER RATE	4%(d)	20%	15%	24%	19%	16%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares. For the period July 1, 2008, through November 1, 2008, total return for C Shares was (12.68)%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

	For the Six Months Ended December 31, 2011	For the Years Ended June 30,
		2011	2010	2009	2008	2007
A SHARES
NET ASSET VALUE, Beginning of Period	$16.45	$13.49	$12.17	$14.22	$17.07	$14.77
INVESTMENT OPERATIONS
Net investment income (a)	0.15	0.25	0.32	0.18	0.17	0.41
Net realized and unrealized gain (loss)	(0.60)	3.01	1.26	(1.75)	(2.24)	2.63
Total from Investment Operations	(0.45)	3.26	1.58	(1.57)	(2.07)	3.04

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.29)	(0.26)	(0.16)	(0.31)	(0.27)
Net realized gain	(0.23)	(0.01)	—	(0.32)	(0.47)	(0.47)
Total Distributions to Shareholders	(0.39)	(0.30)	(0.26)	(0.48)	(0.78)	(0.74)
REDEMPTION FEES (a)	—(b)	—(b)	—(b)	—(b)	—(b)	—(b)
NET ASSET VALUE, End of Period	$15.61	$16.45	$13.49	$12.17	$14.22	$17.07
TOTAL RETURN (c)	(2.64)%(d)	24.35%	12.90%	(10.85)%	(12.61)%	21.10%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,254	$660	$157	$148	$208	$399
Ratios to Average Net Assets:
Net investment income	1.98%(e)	1.61%	2.29%	1.49%	1.08%	2.59%
Net expense	1.25%(e)	1.25%	1.30%	1.35%	1.35%	1.35%
Gross expense (f)	1.50%(e)	1.50%	1.55%	1.60%	1.60%	1.60%
PORTFOLIO TURNOVER RATE	4%(d)	20%	15%	24%	19%	16%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Total return does not include the effect of front end sales charges or contingent deferred sales charges.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

AUXIER FOCUS FUND
INSTITUTIONAL SHARES (AUXIX)
INVESTOR SHARES (AUXFX)
A SHARES (AUXAX)

For More Information

Annual/Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112
(877) 328-9437 (toll free)

The Fund's Prospectus, SAI and annual and semi-annual reports, as well as a description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities, are available, without charge, on the Fund's website at www.auxierasset.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-03023

204-PRU-0412